- --------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 27, 1996


RESIDENTIAL ASSET SECURITIES CORPORATION (as seller under a Pooling and Servicing Agreement dated as of June 1, 1996 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1996-KS3)


              Residential Asset Securities Corporation
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     DELAWARE                      33-56893            51-0362653
- ---------------                    --------            ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification No.)

8400 Normandale Lake Blvd.
Suite 600
Minneapolis, Minnesota          55437
- ----------------------          -----
(Address of Principal          (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000

- --------------------------------------------------------------------------------


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

          1. Pooling and Servicing Agreement, dated as of June 1, 1996 among Residential Asset Securities Corporation as seller, Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RESIDENTIAL ASSET SECURITIES
                              CORPORATION


                              By:   /s/  William E. Waldusky
                                 -------------------------------
                              Name:  William E. Waldusky
                              Title: Vice President


Dated: June 27, 1996

                                   EXHIBITS